SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                               ____________


                                 Form 8-K

           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                       Commission File Number 1-14761

                               ____________


                    February 8, 2002 (February 4, 2002)
              Date of Report (Date Of Earliest Event Reported)


                       Gabelli Asset Management Inc.
           (Exact name of Registrant as specified in its charter)


           New York                                             13-4007862
(State or Other Jurisdiction of                              (IRS Employer
Incorporation or Organization)                              Identification No.)


One Corporate Center, Rye, New York                             10580
(Address of Principal Executive Office)                       (Zip Code)


                               (914) 921-5100
            (Registrant's telephone number, including area code)


                                    None
    (Former name, former address and former fiscal year, if applicable)










Item 5.  Other Events.


            On February 4, 2002, Gabelli Asset Management Inc. (the "Company") filed a Prospectus Supplement, dated January 31, 2002, to the Prospectus dated December 28, 2001, included as part of the Registration Statement on Form S-3 of the Company, GBL Trust I and GBL Trust II (File Nos. 333-74676) (the "Registration Statement"), relating to the offering of up to 3,800,000 of the Company's FELINE PRIDES(sm). On January 31, 2002, the Company entered into a Purchase Agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Gabelli & Company, Inc., relating to the offering and sale by the Company of up to 3,800,000 FELINE PRIDES under the Registration Statement. The FELINE PRIDES initially consist of units referred to as Income PRIDES. Each Income PRIDES consists of (i) a purchase contract under which the holder agreed to purchase from the Company and the Company agreed to sell to the holder shares of its class A common stock on February 17, 2005 and (ii) a senior note due February 17, 2007 of the Company. In connection with this offering, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Exhibits." A copy of certain agreements related to the offering are attached hereto as exhibits and are incorporated by reference in their entirety.

Item 7.  Exhibits.

(c) Exhibits

Exhibit
   No.           Description
-------          -----------

1.1 Purchase Agreement, dated January 31, 2002, between Gabelli Asset Management Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Gabelli & Company, Inc.

4.1 Indenture, dated as of February 6, 2002, between Gabelli Asset Management Inc. and The Bank of New York, as Trustee.

4.2 First Supplemental Indenture, dated as of February 6, 2002, between Gabelli Asset Management Inc. and The Bank of
                 New York, as Trustee.

4.3              Form of Note (included in Exhibit 4.2).

4.4 Purchase Contract Agreement, dated as of February 6, 2002, between Gabelli Asset Management Inc. and The Bank of
                 New York, as Purchase Contract Agent.

4.5              Form of Income PRIDES Certificate (included in Exhibit 4.4).

4.6              Form of Growth PRIDES Certificate (included in Exhibit 4.4).

4.7 Pledge Agreement, dated as of February 6, 2002, among Gabelli Asset Management Inc., JPMorgan
                 Chase Bank, as Collateral Agent, and The Bank of
                 New York, as Purchase Contract Agent.

4.8 Remarketing Agreement, dated as of February 6, 2002, among Gabelli Asset Management Inc., The Bank of New York, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as
                 Remarketing Agent.

5.1 Opinion of James E. McKee regarding the legality of the FELINE PRIDES.

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to tax matters.



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                 CENDANT CORPORATION


                                 By: /s/ Robert S. Zuccaro
                                     -------------------------------------
                                     Robert S. Zuccaro
                                     Vice President and Chief Financial Officer


Date: February 8, 2002







                       GABELLI ASSET MANAGEMENT INC.
                         CURRENT REPORT ON FORM 8-K
              Report Dated February 8, 2002 (February 4, 2002)


                               EXHIBIT INDEX



Exhibit
   No.                     Description
-------                    -----------

1.1 Purchase Agreement, dated January 31, 2002, between Gabelli Asset Management Inc. and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Gabelli & Company, Inc.

4.1              Indenture, dated as of February 6, 2002, between
                 Gabelli Asset Manage ment Inc. and The Bank of New York, as Trustee.

4.2 First Supplemental Indenture, dated as of February 6, 2002, between Gabelli Asset Management Inc. and The Bank of New York, as Trustee.

4.3              Form of Note (included in Exhibit 4.2).

4.4 Purchase Contract Agreement, dated as of February 6, 2002, between Gabelli Asset Management Inc. and The Bank of New York, as Purchase Contract Agent.

4.5              Form of Income PRIDES Certificate (included in Exhibit 4.4).

4.6              Form of Growth PRIDES Certificate (included in Exhibit 4.4).

4.7 Pledge Agreement, dated as of February 6, 2002, among Gabelli Asset Management Inc., JPMorgan Chase Bank, as Collateral Agent, and The Bank of New York, as Purchase Contract Agent.

4.8 Remarketing Agreement, dated as of February 6, 2002, among Gabelli Asset Management Inc., The Bank of New York, as Purchase Contract Agent, and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Remarketing Agent.

5.1 Opinion of James E. McKee regarding the legality of the FELINE PRIDES.

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP as to tax matters.